UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 19, 2023

Northwest Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34582	27-0950358
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

3 Easton Oval	Suite 500	Columbus	Ohio	43219
(Address of principal executive office)				(Zip code)
 Registrant’s telephone number, including area code:        (814) 726-2140
 (Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, 0.01 Par Value	NWBI	NASDAQ Stock Market, LLC

    Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

    Indicate by a check mark whether the registrant is an emerging growth company as defined in rule 405 of the Securities Act of 1933 ( § 230.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

William F. McKnight's term as a member of Northwest Bancshares, Inc.'s Board of Directors expired as of the Annual Meeting of Stockholders held on April 19, 2023. Mr. McKnight is retiring from the Board as he is not eligible under the Company's bylaws to stand for re-election due to the Company's mandatory retirement age provision for directors and not as a result of any disagreement with the Company. Mr. McKnight's service on the Board began in 2013.

Item 5.07    Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders was held on April 19, 2023. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies and the proposals are described in detail in the Company's definitive proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 9, 2023. The final results of the stockholder votes are as follows:

Proposal 1 - Election of Directors

The stockholders elected the following Directors:

	For	Withheld	Broker Non-Votes
Pablo A. Vegas	74,689,245	10,576,568	15,470,191

Louis J. Torchio	82,889,924	2,375,889	15,470,191

William W. Harvey, Jr.	75,268,398	9,997,415	15,470,191

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders approved the ratification of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023.

For	98,588,590
Against	1,928,536
Abstain	218,878
Broker Non-Votes	—

Proposal 3 - An advisory, non-binding resolution to approve executive compensation described in the Proxy Statement

The stockholders approved the proposal regarding the compensation of the named executive officers as disclosed in the Proxy Statement as follows:

For	80,631,748
Against	3,775,852
Abstain	858,213
Broker Non-Votes	15,470,191

Proposal 4 - An advisory, non-binding proposal with respect to the frequency that stockholders will vote on our executive compensation

1 Year	75,617,566
2 Years	739,651
3 Years	8,406,012
Abstain	502,584
Broker Non-Votes	15,470,191
In light of the voting results concerning the frequency with which stockholders will be provided an advisory, non-binding vote on executive compensation as delivered at the Annual Meeting, the Company’s Board of Directors intends that the Company will hold an annual advisory, non-binding vote on its executive compensation.
Item 9.01    Financial Statements and Exhibits
(a)    Not applicable
(b)    Not applicable
(c)    Not applicable
(d)     Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCSHARES, INC.

DATE:	April 21, 2023	By:	/s/ William W. Harvey, Jr.
William W. Harvey, Jr.
Senior Executive Vice President,
Chief Operating Officer and Chief Financial Officer